                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              GENELINK, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

        ------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

        ------------------------------------------------------------------------

     (3)  Filing party:

        ------------------------------------------------------------------------

     (4)  Date filed:

        ------------------------------------------------------------------------

                                 (GENELINK LOGO)
                               GENETIC BIOSCIENCES
                        FOR IMPROVING THE QUALITY OF LIFE

April 29, 2004

Dear Shareholders:

The past 12 months have been exciting for GeneLink. We have several new exciting products in the pipeline and hope to bring them to fruition in the very near future.

We made a direct impact on the personal care industry and cemented relationships we feel are necessary to bring our science to the general public in a major way. Our association with ARCH PERSONAL CARE PRODUCTS, a unit of Arch Chemicals, Inc., a billion dollar New York Stock Exchange Company (NYSE:ARJ), has developed into a collaboration whereby Arch has created a new category of genetic skin care formulations containing active skin care ingredients linked to GeneLink Dermagenetics(TM) testing system. GeneLink and Arch are now offering these new formulations to leading marketers and manufacturers of skin care products to create the most effective customized skin cream products available for sale to the public. Arch presented details for this new category at the 2004 International Cosmetics Expo Conference in Miami in February of this year.

Our pioneering efforts have enabled us to be issued trademarks for the terms Dermagenetics(TM), to describe our customized skin-care assessments, and GeneLink Nutragenetic Profile(TM), to describe our customized nutritional assessments.

Customized nutrition, based on GeneLink's Nutragenetic Profile Assessment(TM) is being offered to the public by NUGENIX, LLC, a Berwyn, PA, based direct marketing company. DAVINCI LABS, a division of FoodSciences Corporation of Vermont, has designed a full line of comprehensive supplements called GENEessentials(TM) using GeneLink's Nutragenetic Profile Assessments, and is distributing them to health care professionals. ENZYMATIC THERAPY'S medical practitioner division, INTEGRATIVE THERAPEUTICS, INC. is the leading supplier of clinically validated nutritional supplements to doctors and health care professionals in the United States. We are currently running a pilot program with an internationally known cosmetics company. We are also in negotiations with an internationally known mass marketer for distribution of nutrition and personal care products worldwide. All these companies are utilizing GeneLink's patented DNA Collection Kit(R) and genetic profiling technologies to provide their customers with an innovative line of personalized skin care and nutritional products.

               GeneLink, Inc. - P.O. Box 3212 - Margate, NJ 08402
         Phone: 609.823.6991 Fax: 609.823.6616 - web: www.genelink.info
                             Email: genelink@aol.com

                                (GENELINK LOGO)
                               GENETIC BIOSCIENCES
                        FOR IMPROVING THE QUALITY OF LIFE

We are very proud to welcome JAMES W. SIMPKINS, PH.D. AND THE CHAIR OF THE DEPARTMENT OF PHARMACOLOGY AND NEUROSCIENCE AND DIRECTOR, INSTITUTE FOR AGING AND ALZHEIMER'S DISEASE RESEARCH AT THE UNIVERSITY OF NORTH TEXAS HEALTH SCIENCE CENTER to head up our Medical Advisory Board, and DONALD J. CANNON, PH.D., FACB, formerly of Quest Diagnostics, as a scientific advisor on our Board. HAROLD H. HARRISON, M.D., PH.D., F.C.A.P. , who has served on our Board for over a year, has agreed to continue in his capacity. Dr. Harrison is a clinical pathologist with subspeciality training in all areas of genetic services and a Ph.D. in biochemical genetics. Dr. Harrison is a Fellow of the College of American Pathologists and a member of the American College of Medical Genetics and American Society of Huamn Genetics. Dr. Harrison will serve as GeneLink's Medical Director and Chief Compliance Officer and will coordinate all medical compliance issues related to GeneLink's licensing its genetic profiling technologies worldwide.

GeneLink is also proud to include in our team FIRST EQUITY CAPITAL SECURITIES, INC. as our investment banker. First Equity is fully committed to GeneLink and we are confident that its investment will support and advance GeneLink's scientific research projects and patent procurements. In addition, First Equity is assisting the Company in moving forward with prospective licensees of our proprietary technologies.

GeneLink was successful in its lawsuit against LAB21, Inc. by the Federal Court. The Federal Judge upheld GeneLink's science as proprietary, and ordered LAB21 to discontinue any use of GeneLink's science.

Even though GeneLink has continued to grow in a positive direction and we received strong financial reviews by WallStreetCorner.com, The Kon-Lin Research Group, Dirigo Research, Lebed & Lara, Smallcapvoice.com, and we were the top stock pick by Dick Davis Digest, our stock price has continued to fluctuate. As you know, we cannot control the stock market, but I can assure you that we are working diligently to expand our technologies and create further alliances with major well-established companies to bring products to market and begin to show revenue.

As always, I am available to answer any of your questions, so please do not hesitate to call me.

Enclosed with this letter is a notice of an Annual Meeting of Shareholders scheduled for June 1, 2004, along with a Proxy Statement, Proxy Card and a copy of our Annual Report for 2003. Whether or not you plan to attend the Annual Meeting, I ask that you return the Proxy Card so that your vote will be included. Thank you.

Sincerely,

John R. DePhillipo
Chairman/CEO
               GeneLink, Inc. - P.O. Box 3212 - Margate, NJ 08402
         Phone: 609.823.6991 Fax: 609.823.6616 - web: www.genelink.info
                             Email: genelink@aol.com

                                 GENELINK, INC.
                              100 S. Thurlow Street
                            Margate, New Jersey 08402

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 1, 2004

To the Shareholders of GeneLink, Inc.:

      Notice is hereby given that the Annual Meeting of Shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, will be held at 9:00 a.m. on June 1, 2004 at The Atlantic City Hilton, Boston Avenue and the Boardwalk, Pacific Room "C", 3rd Floor, Atlantic City, New Jersey (the "Meeting"), for the following purposes:

1. To elect two (2) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified; and

2. To transact such other business as may properly be brought before the Meeting or any adjournment(s) thereof.

      Only shareholders of record at the close of business on April 27, 2004, are entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

      Whether or not you plan to be present at the Meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The giving of such proxy will not affect your right to vote in person should you later decide to attend the Meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                        By Order of the Board of Directors,

                                        John R. DePhillipo
                                        Chairman of the Board

Margate, New Jersey
April 29, 2004

                                 GENELINK, INC.
                              100 S. THURLOW STREET
                            MARGATE, NEW JERSEY 08402

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 1, 2004

      This Proxy Statement is furnished to shareholders of GeneLink, Inc. (the "Company"), a Pennsylvania corporation, in connection with the solicitation of proxies on behalf of the management of the Company for use at the Annual Meeting of Shareholders to be held at The Atlantic City Hilton, Pageant Room, Boston Avenue and the Boardwalk, Pacific Room "C", 3rd Floor, Atlantic City, New Jersey on June 1, 2004, at 9:00 a.m. and at any and all adjournments thereof (the "Meeting"), for the purpose of considering and acting upon the matters referred to in the preceding Notice of Annual Meeting and more fully discussed below.

      This Proxy Statement and the accompanying form of proxy were first mailed to shareholders of the Company entitled to notice of, and to vote at, the Meeting on or about April 29, 2004.

Quorum and Voting

      The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock issued and outstanding, voting together as a single class is necessary to constitute a quorum at the Meeting. Shareholders are entitled to one vote per share of Common Stock held on any matter which may properly come before the Meeting. Any shareholder executing and delivering the accompanying proxy has the power to revoke the same by giving notice to the Secretary of the Company. The presence at the Meeting of a shareholder will not revoke his proxy. Proxies in the accompanying form which are properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions therein. The candidates receiving the highest number of votes up to the number of directors to be elected shall be elected directors of the Company. IF NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL TO BE ACTED UPON, THE PROXY WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES NAMED IN THE PROXY. No matter is expected to be considered at the Meeting other than the proposals set forth in the accompanying Notice of Annual Meeting, but if any other matters are properly brought before the Meeting for action, it is intended that the persons named in the proxy and acting thereunder will vote their discretion on such matters.

Record Date and Shares Outstanding

      The close of business on April 27, 2004 has been fixed as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting. The stock transfer books will not be closed. As of March 1, 2004, there were issued and outstanding 30,883,319 shares of the Company's Common Stock.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth information as of March 1, 2004 regarding
(i) each person known to the Company to beneficially own more than five percent of it Stock and (ii) the Company's directors as a group.

                               Number of Shares           Approximate Percentage
        Name                  Beneficially Owned           Of Stock Outstanding
        ----                  ------------------          ----------------------

John R. DePhillipo                     6,744,695(1)                         19.7%

Robert P. Ricciardi                    4,710,000(2)                         14.3%

Edmund T. and                          1,720,565                             5.6%
Linda J. DelGuercio

Directors as a Group                  11,454,695(1)(2)                      31.7%

(1) Includes currently exercisable options to acquire 3,298,820 shares of the Company's Common Stock. Includes 1,014,367 shares held by Maria D. DePhillipo, the spouse of Mr. DePhillipo. Mr. DePhillipo disclaims beneficial ownership of the shares held by Maria D. DePhillipo. Mrs. DePhillipo is the trustee of various family trusts owning an aggregate of 470,000 shares of Common Stock and disclaims any beneficial ownership of these shares.

(2) Includes currently exercisable options to acquire 2,000,000 shares of the Company's Common Stock.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                          Year           Annual Compensation                   Long-Term Compensation
                          ----   ----------------------------------     -----------------------------------
                                                                                Awards             Payouts
                                                                        ------------------------   --------
          (a)             (b)        (c)        (d)        (e)              (f)          (g)         (h)             (i)

                                                                                     Securities      LTIP         All Other
   Name and Principal     Year    Salary       Bonus   Other Annual     Restricted   Under-Lying   Payouts      Compensation
        Position                    ($)         ($)    Compensation        Stock       Options/      ($)             ($)
                                                           ($)            Award(s)       SARs
                                                                            ($)          (#)
-----------------------   ----   ---------     -----   ------------     ----------   -----------   --------     ------------
John R. DePhillipo,       2003   $ 334,814        --   $    544,465(2)          --            --   $100,000(3)  $      4,800(4)
Chief Executive Officer   2002   $ 183,012        --             --             --            --   $100,000(3)  $      4,800(4)
                          2001   $ 166,375        --             --             --            --   $100,000(3)  $      4,800(4)

Robert P. Ricciardi,      2003      87,846(1)     --             --             --            --   $100,000(3)            --
Ph.D., Treasurer          2002   $  79,860(1)     --             --             --            --   $100,000(3)            --
                          2001   $  72,600(1)     --             --             --            --   $100,000(3)            --

(1)   - As of December 31, 2003, the Company owed Dr. Ricciardi an aggregate of
           $336,306 for compensation earned but not received.

(2)   - Represents the value of common shares issued to Mr. DePhillipo in 2003.

(3)   - Represents the value of vested $.10 options issued for deferred compensation.

(4)   - Represents the cost of life insurance premiums provided from the
           Company.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                          Individual Grants
-----------------------------------------------------------------------------------------------------
         (a)                   (b)                      (c)                     (d)            (e)
                                                 Percent of Total
                      Number of Securities           Options/
                       Underlying Option/        SARs Granted to        Exercise of Base   Expiration
        Name            SARs Granted (#)     Employees in Fiscal Year     Price ($/Sh)        Date
-------------------   --------------------   ------------------------   ----------------   ----------
 John R. DePhillipo              1,500,000                        100%             $1.00     12/31/08

Robert P. Ricciardi                      0                          0                 --           --

                     AGGREGATED OPTION/SAR EXERCISES IN LAST
                    FISCAL YEAR AND F/Y-END OPTION/SAR VALUES

         (a)                (b)               (c)                   (d)                        (e)

                                                            Number of Securities       Value of Unexercised
                                                           Underlying Unexercised          In-the-Money
                                                           Options/SARs at Fiscal     Options/SARs at Fiscal
                      Shares Acquired                           Year-End (#)               Year-End ($)
        Name          On Exercise (#)   Value Realized   Exercisable/Unexercisable   Exercisable/Unexercisable
-------------------   ---------------   --------------   -------------------------   -------------------------
John R. DePhillipo                  0               --         3,148,820/2,150,000            $301,552/$12,000

Robert P. Ricciardi                 0               --                 2,000,000/0                 $200,000/$0

                      EQUITY COMPENSATION PLAN INFORMATION

                                              Weighted-average
                                              exercise price of
                           Number of         outstanding options
                       securities to be      warrants and rights          Number of
                     issued upon exercise    compensation plans     securities remaining
                        of outstanding      (excluding securities   available for future
                       options, warrants     reflected in column       issuance under
                          and rights                (a))                   Equity
  Plan Category              (a)                    (b)                     (c)
------------------   --------------------   ---------------------   --------------------
Equity                          1,500,000                   $0.40                     0
    compensation
    plans approved
    by security
    holders

Equity                         15,624,563                   $0.65                     0
    compensation
    plans not
    approved
    by security
    holders
                     --------------------   ---------------------   --------------------
Total                          17,124,563                   $0.63                      0

Employment Agreements with Executive Officers

The Company entered into a five (5) year employment agreement with John DePhillipo, the Chief Executive Officer and President of the Company, dated January 1, 2003. The initial base compensation was $275,000 for 2003. Each calendar year thereafter, the base shall increase by the greater of $25,000 or a larger amount determined by the Board. The employment agreement also calls for an annual bonus equal to ten percent (10%) of earnings of the Company in each calendar year in excess of $1,500,000. In addition, pursuant to the employment agreement, Mr. DePhillipo has been granted options to acquire 1,500,000 shares of the Company's Common Stock at an exercise price of $1.00 per share, vesting in five (5) equal annual installments commencing December 31, 2003.

The Company has entered into a consulting agreement with Dr. Ricciardi dated February 24, 1998, which provides for initial compensation of $30,000 per year in 1998 and $60,000 per year in 1999, a ten percent (10%) increase in compensation each year thereafter, an initial term of (5) years, the grant of options to acquire 1,000,000 shares at an exercise price of $0.10 per share, and requires Dr. Ricciardi to perform eight (8) hours of consulting services per week.

Compensation of Directors and Meeting of Director

      Directors of the Company are not paid any fees for service as directors of the Company. The Board of Directors met four (4) times in 2003. Each director attended each meeting.

                        REPORT ON EXECUTIVE COMPENSATION

Introduction

      The Board of Directors is responsible for establishing and maintaining the Company's executive compensation program which is designed to attract and retain executives who are committed to long-term success of the Company and the enhancement of shareholder value. The Board of Directors does not have separate nominating or compensation committees. If and when the Company is able to attract qualified individuals to serve as independent members on its Board of Directors, it would consider establishing nominating and compensation committee.

Compensation Components

      Base salary is received annually and any increases are based on the performance of the Company. Due to the Company's financial and cash flow position, it was not able to make regular payments of monetary compensation to any of its executive officers under the agreements described above through 2003. The incentive compensation component is paid in the form of stock option grants. The Board has taken into consideration the inability of the Company to pay monetary compensation to its executive officers in determining the number of stock options it granted to the Company's executive officers in 2003.

Interlocks and Insider Participation

      None of the executive officers of the Company serve as a director of another corporation where an executive officer of such other corporation serves as a director of the Company.

                         REPORT FROM THE AUDIT COMMITTEE

      The members of the Audit Committee are Mr. DePhillipo and Dr. Ricciardi. The Audit Committee does not have an audit committee financial expert. The Company has not been able to attract qualified members to serve on its Board of Directors who would be independent and who would qualify as financial experts. The Audit Committee is responsible for considering management's recommendation of independent certified public accountants for each fiscal year, recommending the appointment or discharge of independent accountants to the board of directors and confirming the independence of the accountants. It is also responsible for reviewing and approving the scope of the planned audit, the results of the audit and the accountants' compensation for performing such audit, reviewing the Company's audited financial statements, and reviewing and approving the Company's internal accounting controls and discussing such controls with the independent accountants.

      In connection with the audit of the Company's financial statements for the year ended December 31, 2003, the Audit Committee met with representatives from Buckno, Lisicky & Company, the Company's independent auditors. The Audit Committee reviewed and discussed with the Company's financial management and financial structure, as well as the matters relating to the audit required to be discussed by Statements on Auditing Standards 61 and 90.

      In addition, the Audit Committee reviewed and discussed with the Company's management the Company's audited financial statements relating to fiscal year ended December 31, 2003.

      Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's financial statements audited by Buckno, Lisicky & Company be included in the Company's Annual Report on Form 10-K for fiscal year ended December 31, 2003.

                                        John R. DePhillipo
                                        Robert P. Ricciardi

                         INDEPENDENT PUBLIC ACCOUNTANTS

      Siegal & Drossner, P.C. was the Company's independent public accountants for 2002. Siegal & Drossner resigned in 2003 because it decided not to register with the Public Company Accounting Oversight Board, which would have been a requirement for Siegal & Drossner to continue as the Company's independent public accountant. Buckno, Lisicky & Company was the Company's independent public accountant for 2003. Representatives of Buckno, Lisicky & Company are expected to be present at the Annual Meeting, but are not expected to make any statements or answer any questions. The Company has not yet selected independent public accountants for 2004.

Audit Fees

      The aggregate fees billed to the Company by Siegal & Drossner, P.C., the Company's independent public accountants for 2002, for professional services rendered for the fiscal year 2002 audit of the Company's annual financial statements and for interim financial statements reviews related to fiscal year 2002 were $40,500. The aggregate fees billed to the Company by Buckno, Lisicky & Company, the Company's independent public accountants for 2003, for professional services rendered relating to the fiscal year 2003 audit of the Company's annual financial statement was $17,000.

Audit-Related Fees

      During 2002 and 2003, the Company did not pay any audit-related fees to its independent public accountants.

Tax Fees

      During 2002, Siegal & Drossner, P.C., billed the Company $2,500 for professional services rendered related to tax services. During 2003, Buckno, Lisicky & Company did not bill the Company for professional services rendered related to tax services.

All Other Fees

      During 2002 and 2003, the Company did not pay any other fees to its independent public accountants.

                                PERFORMANCE GRAPH

      The chart below compares the performance of the Company's Common Stock to Standard & Poor's Small Cap 600 Index ("S&P Small Cap 600"), and the NASDAQ Biotechnology Index ("NASDAQ Biotechnology").

                               (PERFORMANCE GRAPH)

GENELINK INC

                                            Cumulative Total Return
                             ---------------------------------------------------
                              12/98    12/99    12/00    12/01    12/02    12/03
GENELINK, INC                100.00    21.19    35.51    58.47    20.34    40.68
S & P SMALLCAP 600           100.00   112.40   125.67   133.89   114.30   158.63
NASDAQ BIOTECHNOLOGY         100.00   219.46   284.68   241.83   148.18   216.96

* $100 invested on 12/31/98 in GeneLink, Inc. Common Stock or on 12/31/98 in the applicable index, including reinvestment of dividends.

PROPOSAL 1 - ELECTION OF DIRECTORS

      In accordance with the Company's By-Laws, the number of directors has been fixed at two (2) and, accordingly, two (2) directors will be elected at the Meeting. Each director elected will serve as a director until his or her successor is elected and shall have qualified. The two (2) persons named below are management's nominees for election as directors and are the current members of the Company's Board of Directors.

      Management has no reason to believe that any of its nominees will be unable to serve if elected to office and, to the knowledge of management, its nominees intend to serve the entire term for which election is sought.

                                    NOMINEES

      Information with respect to each of management's nominees is set forth in the following table:

                                             Shares of Stock         Approximate
                                              Beneficially       Percentage of Stock
                 Name                          Owned as of           Outstanding
                                                 3/01/04
JOHN R. DEPHILLIPO, 62, Chairman, Chief       6,744,695(1)            19.7%
Executive Officer, President, Secretary
and Director of the Company. Mr.
DePhillipo, educated at Temple
University in Business Administration,
served from 1990 to 1994 as the
Chairman/CEO of Applied Safety, Inc.,
which developed a retro-fit driver's
side airbag for installation in new or
used vehicles.

ROBERT P. RICCIARDI, PH.D., 56 Treasurer      4,710,000(2)            14.3%
and Director of the Company. Dr. Robert
Ricciardi is a Professor of Microbiology
at the University of Pennsylvania, where
he is Chairman of the Microbiology and
Virology Program of the Molecular
Biology Graduate Group. He received his
Ph.D. from the University of Illinois at
Urbana in cellular biology. He was a
postdoctoral fellow at Brandeis
University and Harvard Medical School in
the Department of Biological Chemistry
and was awarded fellowships by the
American Cancer Society, National
Institute of Health and Charles A. King
Trust. He developed one of the first
techniques in molecular biology which
has been widely used both to map genes
and determine the proteins they encode.
While most of his research has centered
on basic mechanisms of cancer, he has
developed, patented and has a patent
pending for recombinant delivery vectors
for use as vaccines and for potential
use in gene therapy. Dr. Ricciardi has
served as a consultant to The National
Institutes of Health, Smith Kline and
Beckman's Department of Molecular
Genetics, and Children's Hospital of
Philadelphia's Department of Infectious
Disease. He has authored 55
publications, has been awarded a NATO
Visiting Professorship at Ferrara
Medical School, Italy, and has been an
invitational speaker at various
scientific meetings and a seminar guest
speaker at the Mayo Clinic and Johns
Hopkins University.

(1) Includes currently exercisable options to acquire 3,298,820 shares of the Company's Common Stock. Includes 1,014,360 shares held by Maria D. DePhillipo, the spouse of Mr. DePhillipo. Mr. DePhillipo disclaims beneficial ownership of the shares held by Maria D. DePhillipo. Mrs. DePhillipo is the trustee of various family trusts owning an aggregate of 470,000 shares of Common Stock and disclaims any beneficial ownership of these shares.

(2) Includes currently exercisable options to acquire 2,000,000 shares of the Company's Common Stock.

                      ANNUAL REPORT TO THE SEC ON FORM 10-K

      Shareholders may obtain, without charge, a copy of the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission, by writing to GeneLink, Inc., 100 S. Thurlow Street, Margate, New Jersey 08402.

                       WHERE YOU CAN FIND MORE INFORMATION

      The Company files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC's public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The filings of the Company with the SEC are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

      The SEC allows the Company to "incorporate by reference" information into this document, which means that they can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that the Company has previously filed with the SEC. These documents contain important information about the Company and their finances.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal intended to be presented at the Company's next Annual Meeting of Shareholders must be received by the Company at its principal executive offices on or before 120 days prior to the one year anniversary date of this year's meeting to be included in the Company's proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

      As of the date hereof, management does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Meeting, it is the intention of the persons named in the proxies to vote the shares represented thereby in accordance with their best judgment on such matters.

      The expenses of soliciting proxies in the form included with this Proxy Statement and the cost of preparing, assembling and mailing materials in connection with such solicitation of proxies will be borne by the Company. In addition to the use of mail, the Company's directors, executive officers and employees may solicit proxies personally or by telephone or telegraph.

                                        By Order of the Board of Directors:

                                        John R. DePhillipo
                                        Chairman of the Board

Margate, New Jersey
April 29, 2004

                                 GENELINK, INC.
                                    PROXY FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  June 1, 2004

      This proxy is solicited on behalf of the board of directors. The undersigned shareholder of GeneLink, Inc., a Pennsylvania corporation ("GeneLink"), hereby appoints John R. DePhillipo, as proxy with full power of substitution, for the undersigned to vote the number of shares of common stock of GeneLink that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of GeneLink to be held on June 1, 2004, at 9:00 a.m. local time, at The Atlantic City Hilton, Boston Avenue and the Boardwalk, Pacific Room "C", 3rd Floor, Atlantic City, New Jersey and at any adjournment or postponement thereof, on the following matters that are more particularly described in the Proxy Statement dated April 29, 2004.

      This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" Proposals 1 and 2. Receipt of the Proxy Statement dated April 29, 2004, is hereby acknowledged.

      You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

      1. Proposal to elect directors of GeneLink, each to serve until GeneLink's next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

      [ ]   FOR ALL NOMINEES LISTED BELOW

      [ ]   WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED BELOW

      [ ] FOR ALL EXCEPT (to withhold authority for any individual nominee, cross out his name below)

            John R. DePhillipo          Robert P. Ricciardi

      To hold office until the next annual meeting or until their respective successors have been duly elected and qualified.

      2. To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

            [ ]   FOR                 [ ]   AGAINST                [ ]   ABSTAIN

                                        ----------------------------------------
                                                 Name of Shareholder(s)

                                        ----------------------------------------
                                               Signature of Shareholder(s)

                                        Please sign your name exactly as it
                                        appears hereon.Joint owners must each
                                        sign. When signing as attorney,
                                        executor, administrator, trustee or
                                        guardian, please give your full title as it appears thereon.

                                        Date:                     ,2004
                                             ---------------------

PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE